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                                                                   EXHIBIT 10.35

                                 AMENDMENT NO. 1
                                       TO
                      TICKETMASTER ONLINE-CITYSEARCH, INC.
                             -w- ARTISTDIRECT, INC.

         This Amendment No. 1 (this "Amendment") is entered into as of the 27th day of February, 2002 with reference to that certain Agreement (the "Agreement") entered into as of the 19th day of July, 2000, by and between Ticketmaster (fka Ticketmaster Online-CitySearch, Inc.) ("TMCS") and ARTISTdirect, Inc. ("AD"). This Amendment is effective as of July 19, 2001. Ticketmaster warrants to AD that Ticketmaster is the new name of the corporation formerly known as Ticketmaster Online-Citysearch, Inc. and that the name change was made pursuant to the filing of an appropriate amendment of the company's certificate of incorporation with the Delaware Secretary of State.

         The parties hereto, intending to amend certain portions of the Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Section 5.2 of the Agreement will be amended to read in full as follows:

         In the event an artist affiliated with AD controls and has authorization with respect to the sale of all or a portion of the available tickets at a particular venue for a particular event, TMCS will serve as the exclusive agent to distribute those tickets controlled by such artists (as contrasted with tickets controlled by venues or other third parties) if all of the following conditions are met:

- The arrangements under which the tickets are to be sold are approved in advance by representatives of the applicable artist, the applicable venue and other interested third parties (such as promoters).

The following only applies to those venues with which TMCS has ***** to sell tickets on behalf of such venue: In the event TMCS reasonably requests that the applicable venue represent to TMCS that it is ***** TMCS to sell tickets hereunder, AD must provide TMCS with such representation in writing prior to the commencement of ticket sales or publicity with regard thereto. In the event TMCS reasonably requests that AD or the applicable venue ***** TMCS for *****, AD must provide TMCS with a ***** in form and substance reasonably acceptable to TMCS prior to the commencement of ticket sales or publicity with regard thereto.

- The tickets are sold to newly solicited or existing members of a ***** organized by AD or of an ***** already organized by AD and through a website controlled by AD or co-branded with AD's brands. The ***** must be ***** to AD. This excludes ***** of AD such as ***** but not to AD. ***** for whom TMCS will sell tickets under this provision need not be ***** as defined in this Agreement. ***** need not pay anything to *****.

- The maximum percentage of the house (based on a percentage of total tickets available for sale to the general public) to be sold by TMCS ***** is *****% for venues which have ticketing agreements with TMCS ("TM Venues") and is ***** for other venues. Notwithstanding the foregoing, in the event that AD obtains, on an event by event basis, the consent of the applicable TM Venue and the promoter of a particular event at the applicable TM Venue for the percentage of the venue sold to be larger than *****%, TMCS will ***** hereunder, except in those cases where TMCS decides in its reasonable discretion that doing so will *****. In no event will the total percentage sold by TMCS hereunder ever exceed *****% of the house.

- TMCS must approve in advance the manner in which the arrangement between AD and TMCS regarding ***** is presented to venues, artists or third parties. Without limitation, AD must not represent to any third party that it has a ***** with TMCS *****, but rather will represent, on a show by show basis, that it has arranged with TMCS ***** for that specific show. If questioned about the reason for TMCS paying AD a *****, AD will note that it is *****. AD agrees that a violation of this provision will be considered as a violation of Section 14 of this Agreement giving rise to the right by TMCS to terminate this Agreement and collect liquidated damages as set forth in Section 14.

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- In exchange for the appointment as exclusive agent to ***** under this provision, TMCS will pay AD a total of $***** by TMCS that is sourced by AD under this provision so long as the TMCS "convenience fee" per ticket equals or exceeds $***** per ticket. In the event that the "convenience fee" per ticket is less than $*****, then TMCS will pay AD a total of $***** per ticket multiplied by a fraction the numerator of which is the actual "convenience fee" and the denominator of which is $*****. The maximum payment from TMCS to AD under this provision will be $***** during the period from July 19, 2001 to July 19, 2002 and an additional $***** during the period from July 19, 2002 to April 30, 2003. For avoidance of doubt, the parties agree that in no event will TMCS be required to pay AD a fee under both Section 5.1 and this Section 5.2 for the same ticket. AD can keep whatever portion of funds that TMCS pays to the applicable venue with respect to ***** under this provision that AD separately negotiates with the venue for these *****.

2. Section 6 of the Agreement will be amended to read in full as follows:

"6. ADVERTISING. AD will purchase advertising from TMCS in accordance with the following terms commencing July 19, 2001. All activity under this Section 6 for periods prior to July 19, 2001 will be governed by Section 6 of this Agreement prior to the execution of the first amendment to this Agreement:

         6.1. TMCS will deliver ***** click-throughs from July 19, 2001 to July 19, 2002. TMCS will deliver an additional ***** click-throughs from July 19, 2002 through April 30, 2003. The period from July 19, 2001 through April 30, 2003 will be referred to herein as the "Balance of the Term. AD will pay TMCS at the rate of $***** per click-through over the Balance of the Term, subject to the terms, conditions and payment schedule described in this Section 6. Notwithstanding the foregoing, AD acknowledges that TMCS has already delivered ***** click-throughs during the period July 19, 2001 to December 31, 2001. However, TMCS agrees to deliver no less than ***** click-throughs per month during each month of the Balance of the Term after the date of execution of the First Amendment to this Agreement. AD acknowledges that TMCS will therefore be over-delivering on its click-through obligation hereunder. The cap on the total payments by AD to TMCS for click-throughs set forth in Section 6.4 is incorporated in this provision by this reference.

         6.2. TMCS will provide adequate impressions to AD to generate the click-throughs described in Section 6.1 above. Such impressions will consist of banners, micro-banners, text links, tiles and other customized graphics as the parties will agree upon from time to time. AD advertising elements will be placed on ticketmaster.com unique concert pages, artist pages, music genre pages, ticket purchase confirmation pages, and artist pages on LiveDaily.com. The exact placements will be consistent with those provided by TMCS to AD prior to the execution of the first amendment to this Agreement, but reduced in number due to TMCS' lower click-through obligations; provided that in no event will TMCS remove more than one-half of the average placements which were in place during the 90 days prior to the execution of the first amendment to this Agreement. These advertising elements may include links to any and all of AD's online properties, including without limitation:

         -        AD Official Artist Stores;

         -        special offers within those Official Artist Stores;

         -        Official Artist Sites hosted by AD;

         -        Artist pages within UBL.com;

         -        Artist bios within UBL.com;

         - Special events (e.g. live chats, etc...) and promotional offers relating to AD artists; and

         -        Other special offers or programs from AD.

The selection of particular advertising elements and the precise placement of those elements on TMCS properties will be mutually agreed to by AD and TMCS, with no agreement from either party to be unreasonably withheld or delayed, with a primary, but not exclusive, goal of selecting those placements that are likely to yield the highest click-through rates to AD. AD agrees that TMCS will be provided with the opportunity to run the maximum number of impressions reasonably necessary to allow TMCS to meet the click-through goal of the program described in Section 6.1. TMCS shall have the right to reduce or withdraw placements with prior written notice to



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AD in the event TMCS reasonably and in good faith determines that it is likely to over-deliver the click-through target; provided that in no event will TMCS remove more than one-half of the average placements which were in place during the 90 days prior to the execution of the first amendment to this Agreement.

         6.3. TMCS will charge AD $***** per click-through. "Click-throughs" mean the act by users of a TMCS web site (other than users who are accessing the TMCS web site from a TMCS server) to direct their browsers to any site operated by AD on behalf of itself or its artist clients, through the process of "clicking" on an AD banner advertisement, link, icon or other graphic placed on TMCS sites pursuant to the terms of this Agreement.

         6.4. AD will pay TMCS $***** upon execution of the first amendment to this Agreement, all of which is considered by the parties as earned prior to the execution of the first amendment to this Agreement. AD will place $***** additional funds in an escrow account held by JPMorgan Chase Bank. The parties will enter into an escrow agreement with the bank substantially on the terms set forth in Exhibit A hereto, such escrow agreement to be executed within 10 days of execution of the first amendment to this Agreement. Except as specifically set forth below, AD shall be entitled to all interest and other earnings accumulated in the escrow account. Subject to the other provisions of this
Section 6.4, on each of July 19, 2002, October 19, 2002, January 19, 2003 and April 30, 2003, the escrow agent will release from the escrow account to TMCS $***** (each, an "Installment"). The Installments will be applied against monies owed by AD for click-throughs for the period July 19, 2002 through April 30, 2003 and, to the extent TMCS has not then yet delivered click-throughs valued at more than the amount of the Installments, the Installments so released, will be considered advance payments for click-throughs to be delivered hereunder. In no event will AD be obligated to pay TMCS more than $***** for the Balance of the Term for click-throughs delivered under this Section 6 regardless of the number of click-throughs delivered by TMCS (exclusive of the $***** payment made upon execution of the first amendment to this Agreement). Notwithstanding anything to the contrary contained herein, if AD shall deliver to the escrow agent (with a copy to TMCS) a notice alleging that TMCS is in breach of this Agreement, then the escrow agent shall not release any funds from the escrow account until it is instructed to do so pursuant to (a) a Decision Maker's Ruling Notice (as defined in Section 6.6 below), (b) the order of a court of competent jurisdiction or (c) a joint written instruction of AD and TMCS.

In the event that all of the $***** advance payments for click-throughs have not been earned by TMCS during the Balance of the Term, the Term will be extended until all of such balance has been earned at the rate of $***** per click-through. In the event that AD terminates this Agreement prior to the end of the Term for reasons other than a material breach by TMCS, TMCS will be entitled to require the escrow agent to release to all of the unreleased Installments (i.e., all earned and unearned amounts of the advance payments) to TMCS as liquidated damages. To effect the foregoing, TMCS shall deliver a notice to the escrow agent (with a copy to AD) alleging that AD has terminated the Agreement prior to the end of the Term for reasons other than a material breach by TMCS and instructing the escrow agent to release the unreleased Installments to TMCS. The escrow agent shall forward a copy of said notice to AD and shall release the unreleased Installments to TMCS on the date (the "Release Date") five business (5) days following the date the escrow agent furnishes a copy of said notice to AD unless, prior to the Release Date, AD furnishes to the escrow agent a written notice (with a copy to TMCS) attesting that AD has not terminated the Agreement prior to the end of the Term for reasons other than a material breach by TMCS, in which case the escrow agent shall not release any funds from the Escrow Account, unless and until it is instructed to do so pursuant to (a) a Decision Maker's Ruling Notice (as defined in Section 6.6 below), (b) the order of a court of competent jurisdiction or (c) a joint written instruction of AD and TMCS.

Concurrently with the release of the final amount to the applicable party in accordance with this Section 6.4, the escrow agent shall release to AD all accumulated interest and other earnings from the escrow account; provided, however, that TMCS shall be entitled to all interest and other earnings accumulated on any delayed payment from the escrow account during the applicable delay.

          6.5. TMCS agrees to provide weekly reporting of impressions and click-throughs, and AD and TMCS will work together to modify placements and content to actively manage the advertising program to achieve targets for click-throughs. AD will have the right to audit the books and records of TMCS, at AD's cost, upon prior written

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notice for the purpose of confirming the TMCS monthly reports and AD's obligations to make related payments to TMCS. AD may conduct such audits only during TMCS' normal business hours and upon reasonable notice to TMCS."

         6.6 In the event of a disagreement between AD and TMCS regarding whether amounts should be released from the escrow account to one of them pursuant to Section 6.4, then AD shall, upon resolution of such disagreement, pay to TMCS an amount equal to fifty percent (50%) of the amounts paid to the escrow agent pursuant to Section 7 of the Escrow Agreement in respect of obligations arising after commencement of such disagreement (the "Post Disagreement Escrow Costs"), unless (a) AD is determined (judicially or by the Decision Maker, as defined below) to have been at fault in such disagreement, in which case AD shall pay TMCS an amount equal to one hundred percent (100%) of the Post Disagreement Escrow Costs, or (b) TMCS is determined (judicially or by the Decision Maker, as defined below) to have been at fault in such disagreement, in which case AD shall not be responsible for any of the Post Disagreement Escrow Costs. In addition, if both parties agree in writing to submit the matter to binding arbitration, then AD and TMCS each shall designate one Person and those two Persons so designated shall select, within five days after they have both been designated, a retired California Superior Court Judge (the "Decision Maker") who alone shall decide the matter(s) requiring a final decision. If said two Persons fail to select the Decision Maker within said five day period, then a retired California Superior Court Judge shall be selected to serve as Decision Maker in accordance with the Commercial Arbitration Rules of the American Arbitration Association located in Los Angeles, California, as amended and in effect from time to time. The Decision Maker shall render a written determination as to the matter to be decided. That determination shall be made as promptly as possible following the five day period commencing upon the designation of the Decision Maker, no later than the end of which each party shall deliver all relevant information to the Decision Maker. If the parties have both agreed in writing to submit the matter to binding arbitration, then such determination shall be binding on the parties hereto. In this case, the Decision Maker shall execute a "Decision Maker's Ruling Notice" indicating his/her decision as required in accordance with the terms hereof, as the case may be, and submit it to the escrow agent. Each of AD and TMCS shall bear the costs of the Person it has designated and one-half of the costs of the Decision Maker. In the event that one or both parties does not agree in writing to submit the matter to binding arbitration, then, in the event the parties do not informally resolve their dispute and issue joint instructions to the escrow agent directing the escrow agent as to the manner in which the parties agree that the matter should be addressed, then either party may submit the disagreement to any court of competent jurisdiction for resolution.

3. Section 7 of the Agreement will be deleted.

4. Section 14 of the Agreement is hereby amended to read in full as follows:

         Neither party will make any public statement about this Agreement, the relationship between the parties evidenced hereby or the ***** (whether named or unnamed) or include the name(s) or mark(s) of the other party without the other party's prior written consent. Breach of this provision by AD will permit TMCS, in its sole discretion, to terminate this Agreement, upon one days' prior notice to AD. In the event of such termination, notwithstanding anything herein to the contrary, AD will forfeit all funds in the escrow account, which will be paid over to TMCS and any advance payments already released from escrow as liquidated damages. In addition, AD will use best efforts to prevent any third parties with which it has commercial relationships, including without limitation, Creative Artists Agency, from making any statement which AD is prevented from making hereunder; provided, however, that the foregoing shall not be construed to require AD to incur expense or seek relief from a court.

5. Section 19 of the Agreement is amended to read in full as follows:

"19. Term.

         This Agreement will terminate on April 30, 2003 unless extended pursuant to Section 6.4, unless terminated earlier as permitted herein."

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4. Other than those provisions that are expressly amended herein, the terms of the Agreement will continue in full force and effect. Nothing herein will alter any financial obligations of either party to the other for any period of the term of the Agreement prior to July 19, 2001.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by the undersigned duly authorized.

TICKETMASTER                                ARTISTDIRECT, INC.



By: /s/ BRADLEY K. SERWIN                   By: /s/ KEITH YOKOMOTO
   ---------------------------------           ---------------------------------

Name: Bradley K. Serwin                     Name: Keith Yokomoto
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Date: 2/27/02                               Date: 2/27/02
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